UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 25, 2002


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



          Illinois                                       36-3873352
-----------------------------               ------------------------------------
(State or other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)





                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

On October 25, 2002, Wintrust Financial Corporation (the "Company") announced the promotion of David L. Stoehr to Executive Vice President - Chief Financial Officer. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement of this promotion, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99.1 - Press release dated October 25, 2002 announcing promotion of David L. Stoehr to Executive Vice President - Chief Financial Officer.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  October 28, 2002                         /s/ David A. Dykstra
                                                --------------------
                                                Senior Executive Vice President
                                                Chief Operating Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------

  99.1          Press release dated October 25, 2002.

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